Confidential | for discussion purposes only GOLUB CAPITAL BDC 3, INC. INVESTOR PRESENTATION QUARTER ENDED MARCH 31, 2022

2 Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward- looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the Securities and Exchange Commission (“SEC”), including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This presentation contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data. In evaluating prior performance information in this presentation, you should remember that past performance is not a guarantee, prediction, or projection of future results, and there can be no assurance that we will achieve similar results in the future. Some of the statements in this presentation constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects and the prospects of our portfolio companies including our and their ability to achieve our and their respective objectives as a result of the coronavirus ("COVID-19") pandemic; the effect of investments that we expect to make and the competition for those investments; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with GC Advisors LLC ("GC Advisors"), our investment adviser, and other affiliates of Golub Capital LLC (collectively, "Golub Capital"); the dependence of our future success on the general economy and its effect on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; the availability of equity and debt capital and our use of borrowed funds to finance a portion of our investments; the adequacy of our financing sources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; general economic and political trends and other external factors, changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of our assets, including changes from the impact of the COVID-19 pandemic; the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments; the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; the ability of GC Advisors to continue to effectively manage our business due to the disruptions caused by the COVID-19 pandemic; our ability to qualify and maintain our qualification as a regulated investment company and as a business development company; general price and volume fluctuations in the stock market; the impact on our business of the Dodd- Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder and any actions toward repeal thereof; and the effect of changes to tax legislation and our tax position. Disclaimer

Summary of Financial Results 01

4 Quarter Ended December 31, 2021 March 31, 2022 Selected Financial Highlights Net investment income per share $0.26 $0.26 Accrual (reversal) for capital gain incentive fee per weighted average share 0.02 0.01 Net investment income before accrual for capital gain incentive fee (net) per weighted average share1 $0.28 $0.27 Net realized/unrealized gain (loss) per share $0.13 $0.11 Earnings (loss) per share $0.39 $0.37 Net Asset Value Per Share $15.00 $15.00 1. As a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, the Company has provided this non-GAAP financial measure. The Company believes that this non-GAAP financial measure is useful as it excludes the accrual of the capital gain incentive fee under GAAP which is not contractually payable under the terms of the Company’s investment advisory agreement with GC Advisors ( the “Investment Advisory Agreement”). The capital gain incentive fee payable as calculated under the Investment Advisory Agreement for the period ended March 31, 2022 is $0. However, in accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. Although this non-GAAP financial measure is intended to enhance investors’ understanding of the Company’s business and performance, this non-GAAP financial measure should not be considered an alternative to GAAP. Summary of Financial Results vs. Prior Quarter

GBDC 3 Performance Drivers 02

6 GBDC 3’s Strong Earnings Were Driven by a Continuation of Themes from the Prior Quarters Key Themes from Quarter Ended March 31, 2022 Impact on GBDC 3 ■ Earnings growth across middle market private companies in Golub Capital portfolios was strong at 9.4%1 as compared to calendar Q1 2021, reflecting an economy that continues to grow, albeit at a slower pace than the robust growth seen during calendar year 2021 ■ Middle market deal activity slowed as expected from a historically prolific calendar Q4 2021, while repayments were unusually low ■ GBDC 3 portfolio companies generally continued to perform well – Stable internal performance ratings2 – Low non-accruals2 – Solid net unrealized gains3 ■ Solid net originations at GBDC 3 drove net funds growth 1. Please see the March 31, 2022 Golub Capital Middle Market Report (which is available on Golub Capital’s website at www.golubcapital.com) for additional details. The Golub Capital Middle Market Report for Q1 2022 compared the January and February 2022 revenue and earnings of middle market private companies in the Golub Capital Altman Index to revenue and earnings in January and February 2021. 2. Please see page titled, “Portfolio Highlights – Credit Quality”. 3. Please see page titled, “GBDC 3 Generated Strong NII and Net Gains, Resulting in 10% Annualized Returns to Shareholders”.

7 $15.00 $0.26 $0.11 $15.00 December 31, 2021 NAV Net Investment Income Net Realized Gain (Loss) on Investments Net Change in Unrealized Appreciation (Depreciation) on Investments Dividends Recorded in March 31, 2022 Quarter March 31, 2022 NAV GBDC 3 Generated Strong NII and Net Gains, Resulting in 10% Annualized Returns to Shareholders1 NAV Per Share Bridge Net Realized & Unrealized Gain: $0.11 • Represents an amount less than $0.01 per share 1. Annualized returns are calculated as the quarterly return on equity multiplied by four. Refer to slide 9 for a description of the quarterly return on equity calculation. ($0.37) ($0.00)*

Summary of Financial Results for the Quarter Ended March 31, 2022 03

9 Financial Highlights (Dollar amounts in 000s, except per share data) Quarter Ended Selected Financial Highlights 3/31/21 6/30/21 9/30/21 12/31/21 3/31/22 Net income (loss) $19,376 $15,344 $15,665 $24,735 $26,139 Net investment income 9,972 10,596 12,966 16,359 18,598 Net realized/unrealized gain (loss) 9,404 4,749 2,699 8,376 7,541 Distributions declared $19,693 $15,344 $15,665 $24,735 $26,139 Quarter Ended Per Share1 and Return on Equity2 Statistics 3/31/21 6/30/21 9/30/21 12/31/21 3/31/22 Earnings (loss) per weighted average share $0.51 $0.37 $0.32 $0.39 $0.37 Net investment income per weighted average share 0.26 0.26 0.27 0.26 0.26 Accrual (reversal) for capital gain incentive fee per weighted average share 0.03 0.02 0.01 0.02 0.01 Net investment income before accrual for capital gain incentive fee (net) per weighted average share3 0.29 0.28 0.28 0.28 0.27 Net realized/unrealized gain (loss) per weighted average share 0.25 0.11 0.05 0.13 0.11 Quarterly return on equity – net income (loss) 3.4% 2.5% 2.2% 2.6% 2.5% Net asset value $15.00 $15.00 $15.00 $15.00 $15.00 1. Per share returns are calculated based on the daily weighted average shares outstanding during the period presented. 2. The quarterly return on equity is calculated as the annualized return on average equity divided by four. Return on equity calculations are based on the daily weighted average of total net assets during the period presented. 3. As a supplement to GAAP financial measures, the Company has provided this non-GAAP financial measure. The Company believes that this non-GAAP financial measure is useful as it excludes the accrual of the capital gain incentive fee which is not contractually payable under the terms of the Company’s Investment Advisory Agreement. The capital gain incentive fee payable as calculated under the Investment Advisory Agreement for the period ended March 31, 2022 is $0. However, in accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. Although this non-GAAP financial measure is intended to enhance investors’ understanding of the Company’s business and performance, this non-GAAP financial measure should not be considered an alternative to GAAP.

10 $1,050,477 $1,177,327 $1,438,643 $1,919,955 $2,037,222 March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 $2,000,000 $2,200,000 Portfolio Highlights – Net Funds Growth – Total investments at fair value increased by approximately 6.1%, or $117.3 million, during the three months ended March 31, 2022. – As of March 31, 2022, we had $21.2 million of undrawn revolver commitments to portfolio companies. Historical Investment Portfolio ($000) Equity Junior Debt1 First Lien Traditional Senior 1. Junior Debt is comprised of second lien and subordinated debt. 18% 80% 1% 1% 18% 79% 2% 1% 18% 78% 3% 1% 13% 81% 5% 1% 13% 81% 5% 1% First Lien One Stop

11 Software 26% Healthcare Providers and Services 7% IT Services 6% Specialty Retail 6% Insurance 6%Automobiles 5% Commercial Services and Supplies 4% Diversified Consumer Services 3% Real Estate Management and Development 3% Healthcare Technology 3% Portfolio Highlights – Portfolio Diversity Investment Portfolio $2,037mm | 242 Investments | Average Size 0.4% * Represents an amount less than 0.5% 1. Junior debt is comprised of second lien and subordinated debt. 2. The percentage of fixed rate loans and floating rate loans is calculated using total debt investments at fair value and excludes equity investments. 3. Based on S&P 2018 industry code. The ten largest industries represented as a percentage of the portfolio at fair value are labeled. All other industry segments are each below 3%. Diversification by Obligor Equity Junior Debt1 First Lien One Stop First Lien Traditional Senior Top 25 Investments 40% Remaining 217 Investments 60% Top 10 Investments 20% Avg Size 0.4% Portfolio Composition by Interest Rate Type on Loans2 Diversification by Industry3 33 industries below 3% 5% 13% 81% 1% Portfolio Composition by Seniority Floating, 100% Fixed, 0% 94% First Lien *

12 1. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income and amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. 2. Income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income but excluding amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. 3. The weighted average net investment spread is calculated as (a) the investment income yield less (b) the weighted average cost of debt. 4. The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. Portfolio Highlights – Economic Analysis 8.1% 7.7% 7.7% 7.7% 7.6% 7.5% 7.5% 7.3% 7.7% 7.3% 7.2% 7.2% 7.1% 7.0% 7.0% 6.9% 5.2% 5.2% 5.1% 5.1% 4.9% 4.9% 4.9% 4.6% 2.9% 2.5% 2.6% 2.6% 2.7% 2.6% 2.6% 2.7% 0.3% 0.2% 0.2% 0.2% 0.1% 0.1% 0.2% 1.0% Investment income yield¹ Income yield² Weighted average net investment spread³ Weighted average cost of debt 3-Month London Interbank Offered Rate (“LIBOR”) June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 4

13 Portfolio Highlights – Credit Quality – Over 97% of the investments in our portfolio have an Internal Performance Rating of 4 or higher as of March 31, 2022, and there was one portfolio company investment added to non-accrual. * Represents an amount less than 0.1%. Internal Performance Ratings (% of Portfolio at Fair Value) Internal Performance Rating Definitions At Fiscal Year End At Quarter End Rating 2018 2019 2020 2021 December 31, 2021 March 31, 2022 5 1.1% 0.3% 2.2% 5.7% 4.2% 3.2% 4 98.9% 98.1% 85.6% 91.9% 94.4% 94.5% 3 0.0% 1.6% 12.2% 2.4% 1.4% 2.3% 2 0.0% 0.0% 0.0%* 0.0%* 0.0%* 0.0%* 1 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Grand Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Rating Definition 5 Borrower is performing above expectations and the trends and risk factors are generally favorable 4 Borrower is generally performing as expected and the risk factors are neutral to favorable 3 Borrower may be out of compliance with debt covenants; however, loan payments are generally not past due 2 Borrower is performing materially below expectations and the loan’s risk has increased materially since origination 1 Borrower is performing substantially below expectations and the loan’s risk has substantially increased since origination

14 Quarterly Statements of Financial Condition As of (Dollar amounts in 000s, except share and per share data) March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 (unaudited) (unaudited) (audited) (unaudited) (unaudited) Assets Investments, at fair value $1,050,477 $1,177,327 $1,438,643 $1,919,955 $2,037,222 Cash, cash equivalents and foreign currencies 15,205 16,907 53,306 17,041 34,336 Restricted cash and cash equivalents 27,352 21,519 36,673 36,334 48,655 Other assets 4,744 5,665 6,689 10,716 9,849 Total Assets $1,097,778 $1,221,418 $1,535,311 $1,984,046 $2,130,062 Liabilities and Net Assets Debt $483,324 $538,005 $700,439 $884,808 $983,221 Unamortized debt issuance costs (3,512) (3,222) (2,699) (3,199) (4,354) Other short-term borrowings – – – 52,140 — Interest payable 1,674 2,736 2,312 3,518 4,453 Management and incentive fee payable 5,541 6,606 7,742 10,605 11,065 Distributions payable 15,625 15,344 11,897 8,259 18,834 Other liabilities 1,449 1,710 1,155 1,704 1,125 Total Liabilities 504,101 561,179 720,846 957,835 1,014,344 Total Net Assets 593,677 660,239 814,465 1,026,211 1,115,718 Total Liabilities and Net Assets $1,097,778 $1,221,418 $1,535,311 $1,984,046 $2,130,062 Net Asset Value per Share $15.00 $15.00 $15.00 $15.00 $15.00 Leverage Ratio 0.82x 0.82x 0.86x 0.92x 0.89x Asset coverage 222.5% 222.1% 215.9% 209.1% 213.0% Common shares outstanding 39,578,474 44,015,937 54,297,683 68,414,116 74,381,270

15 Quarterly Operating Results Quarter Ended (Dollar amounts in 000s, except share and per share data) March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) Investment Income Interest income $19,078 $20,046 $22,870 $30,071 $33,541 Dividend income 10 16 189 53 2 Fee income 238 337 552 699 159 Total Investment Income $19,326 $20,399 $23,611 $30,823 $33,702 Expenses Interest and other debt financing expenses $3,109 $3,463 $3,848 $5,173 $6,468 Base management fee, net of waiver 2,571 2,759 3,247 4,235 4,934 Incentive fee – net investment income, net of waiver1 1,942 2,000 2,354 3,088 1,983 Incentive fee – capital gains, net of waiver 1,028 738 375 1,141 877 Other operating expenses 704 844 821 827 842 Total expenses 9,354 9,804 10,645 14,464 15,104 Net investment income $9,972 $10,595 $12,966 $16,359 $18,598 Net Gain (Loss) on Investments and Foreign Currency Net realized gain (loss) on investments and foreign currency transactions $177 $273 ($431) $2,100 ($13) Net unrealized appreciation (depreciation) on investments and foreign currency transactions 9,227 4,476 3,130 6,276 7,554 Net gain (loss) on investments and foreign currency transactions 9,404 4,749 2,699 8,376 7,541 Net increase (decrease) in net assets resulting from operations $19,376 $15,344 $15,665 $24,735 $26,139 Per Share Data Earnings (loss) per weighted average share2 $0.51 $0.37 $0.32 $0.39 $0.37 Net investment income per weighted average share2 $0.26 $0.26 $0.27 $0.26 $0.26 Distributions declared per share3 $0.52 $0.37 $0.32 $0.39 $0.37 Weighted average common shares outstanding 37,728,245 40,825,943 47,515,422 62,979,848 71,282,526 1. For the quarter ended March 31, 2022, GC Advisors agreed to a one-time waiver of $0.7 million of income incentive fees calculated under the investment advisory agreement. 2. Per share data are calculated based on the daily weighted average shares outstanding during the period presented. 3. Per share data are based on (i) the total distributions paid for each respective record date during the period presented divided by (ii) the total number of shares outstanding on each respective record date. Please see slide titled, “Common Stock and Distribution Information” included in this presentation for details on the distributions declared during the period.

16 3.1% 3.1% 2.7% 2.3% 2.1% 2.5% 3.0% 2.4% (8.7%) 8.3% 3.5% 3.1% 3.5% 2.5% 2.2% 2.6% 2.5% Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Quarterly Return on Equity Since Inception* * Quarterly return on equity is calculated as the annualized return on average equity divided by four. Return on equity calculations are based on the daily weighted average of total net assets during the period presented. 1. Internal rate of return (“IRR”) on NAV is calculated at the fund level using beginning of period NAV, capital share issuances during the period, distributions paid during the period, and ending period NAV. Period beginning August 1, 2017 and ending March 31, 2022. The first investment in GBDC 3 took place on August 1, 2017. These returns do not represent an actual return to any investor in the Company. Investors in GBDC 3 have achieved a 9.6% IRR on NAV1 Avg. 2.4%

17 Liquidity and Capital Subscriptions Cash and Cash Equivalents – Unrestricted cash and cash equivalents and foreign currencies totaled $34.3 million as of March 31, 2022. – Restricted cash and cash equivalents totaled $48.7 million as of March 31, 2022. Restricted cash is held in our Deutsche Bank Credit Facility, 2021 Debt Securitization and 2022 Debt Securitization, and is reserved for quarterly interest payments and is also available for new investments that qualify for reinvestment. Capital Subscriptions – As of March 31, 2022, we had total investor capital subscriptions of $1.307 billion and contributed capital of $1.053 billion (80.5% called capital ratio). – On April 1, 2022, we closed on additional capital subscriptions of $81.5 million, increasing total capital subscriptions to $1.388 billion. – During the quarter ended March 31, 2022, we issued two capital calls for proceeds of $83.8 million. In addition, after quarter end, we issued one capital call for proceeds of $34.9 million. Debt Facilities – Availability – Signature Bank Revolver – As of March 31, 2022, subject to leverage and borrowing base restrictions, we had $0 of remaining commitments and $0 availability on this $180.0 million revolving credit facility. Through a series of amendments, most recently on March 3, 2022, we amended the Signature Bank Revolver to extend the stated maturity date from February 4, 2022 to February 4, 2023 and amend the interest rate on borrowings to SOFR + 1.70%1 from LIBOR + 1.70%. – Deutsche Bank Credit Facility – As of March 31, 2022, subject to leverage and borrowing base restrictions, we had $196.8 million of remaining commitments and availability on this $450.0 million revolving credit facility. – GC Advisors Revolver – As of March 31, 2022, we had $40.0 million of remaining commitments and availability on our $40.0 million unsecured line of credit with GC Advisors. 2022 Debt Securitization – On January 25, 2022, we issued $252.0 million in notes which bear interest at a rate of 3 Month SOFR + 2.00% through our second debt securitization. The reinvestment period for the new term debt securitization ends January 25, 2024 and the notes mature on January 18, 2030. 1. The SOFR interest rate is subject to an additional spread adjustment rate of 0.10% 2. Information presented is as of March 31, 2022. 3. Interest rate for the 2021 Debt Securitization represents the weighted average spread over 3-month LIBOR for the various tranches of issued notes, excluding a $10.0 million note that has a fixed rate of 3.91% and tranches retained by the Company. Key Funding Vehicles2 Funding Source Debt Commitment Outstanding Par Undrawn Commitment Reinvestment Period Stated Maturity Interest Rate Signature Bank Revolver $180,000 $180,000 $— N/A February 4, 2023 SOFR + 1.70%1 Deutsche Bank Credit Facility 450,000 253,221 196,779 March 10, 2023 September 10, 2025 3 Month LIBOR + 2.00% 2021 Debt Securitization 298,000 298,000 — April 15, 2025 April 15, 2033 3 Month LIBOR + 1.77%3 2022 Debt Securitization 252,000 252,000 — January 25, 2024 January 18, 2030 3 Month SOFR + 2.00% GC Advisors Revolver 40,000 — 40,000 N/A September 29, 2023 Applicable Federal Rate

18 Common Stock and Distribution Information Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount November 20, 2020 December 15, 2020 N/A 35,388,849.466 December 18, 2020 $0.4200 $14,864 Total for Quarter Ended December 31, 2020 $0.4200 $14,864 November 20, 2020 January 28, 2021 N/A 37,640,060.105 March 11, 2021 $0.1081 $4,068 February 5, 2021 February 25, 2021 February 2021 37,640,060.105 May 25, 2021 0.1493 5,622 February 5, 2021 March 26, 2021 March 2021 39,578,474.129 May 25, 2021 0.2527 10,003 Total for Quarter Ended March 31, 2021 $0.5101 $19,693 February 5, 2021 April 29, 2021 April 2021 39,578,474.129 July 26, 2021 $0.1001 $3,961 May 7, 2021 May 28, 2021 May 2021 41,898,514.167 July 26, 2021 0.1491 6,247 May 7, 2021 June 25, 2021 June 2021 44,018,143.919 July 26, 2021 0.1167 5,136 Total for Quarter Ended June 30, 2021 $0.3659 $15,344 May 7, 2021 July 19, 2021 July 2021 44,015,937.428 September 27, 2021 $0.0856 $3,768 August 6, 2021 August 30, 2021 August 2021 49,904,941.097 November 22, 2021 0.1333 6,653 August 6, 2021 September 20, 2021 September 2021 49,904,941.097 November 22, 2021 0.1051 5,244 Total for Quarter Ended September 30, 2021 $0.3240 $15,665 August 6, 2021 October 18, 2021 October 2021 56,431,212.836 December 27, 2021 $0.1168 $6,593 November 19, 2021 November 29, 2021 November 2021 65,852,241.833 December 27, 2021 0.1501 9,883 November 19, 2021 December 20, 2021 December 2021 68,007,006.127 February 28, 2022 0.1214 8,259 Total for Quarter Ended December 31, 2021 $0.3883 $24,735 November 19, 2021 January 20, 2022 January 2022 68,414,116.228 March 23, 2022 0.1068 7,305 Total for Quarter Ended March 31, 2022 $0.1068 $7,305 Distributions Paid (Dollar amounts in 000s, except share and per share data)

19 Common Stock and Distribution Information Distributions Declared (Dollar amounts in 000s, except share and per share data) Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount February 4, 2022 February 25, 2022 February 2022 71,896,291.279 May 23, 2022 $0.1425 $10,246 February 4, 2022 March 21, 2022 March 2022 72,096,011.282 May 23, 2022 0.1191 8,588 February 4, 2022 April 29, 2022 April 2022 76,705,607.756 July 25, 2022 TBD TBD May 6, 2022 May 20, 2022 May 2022 TBD July 25, 2022 TBD TBD May 6, 2022 June 24, 2022 June 2022 TBD September 14, 2022 TBD TBD May 6, 2022 July 19, 2022 July 2022 TBD September 14, 2022 TBD TBD